Exhibit 99.1

LETTER OF TRANSMITTAL

Associated Materials, LLC

AMH New Finance, Inc.

OFFER TO EXCHANGE

Up to $100,000,000 aggregate principal amount of their 9.125% Senior Secured Notes due 2017,

which have been registered under the Securities Act of 1933, as amended, for any and all of their outstanding 9.125% Senior Secured Notes due 2017 issued in a private offering on May 1, 2013

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. (NEW YORK CITY TIME) ON                     , 2013 UNLESS THE OFFER IS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By Overnight Courier or Mail:	By Registered or Certified Mail:	By Hand:

Wells Fargo Bank, National Association Corporate Trust Operations MAC #N9303-121 6th & Marquette Avenue Minneapolis, MN 55479	Wells Fargo Bank, National Association Corporate Trust Operations MAC #N9303-121 P.O. Box 1517 Minneapolis, MN 55480	Wells Fargo Bank, National Association Corporate Trust Services Northstar East Bldg.–12th Floor 608 2nd Avenue South Minneapolis, MN 55402

(if by mail, registered or certified

recommended)

By Facsimile:	To Confirm by Telephone:

(612) 667-6282 Attn: Bondholder Communications	(800) 344-5128; or (612) 667-9764 Attn: Bondholder Communications

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Holders of Private Notes (as defined below) should complete this Letter of Transmittal either if Private Notes are to be forwarded herewith or if tenders of Private Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (“DTC”), as the book-entry transfer facility, pursuant to the procedures set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes” and “The Exchange Offer — Book-Entry Delivery Procedures” in the Prospectus (as defined below) and an “Agent’s Message” (as defined below) is not delivered. If tender is being made by book-entry transfer, the holder must have an Agent’s Message delivered in lieu of this Letter of Transmittal.

Holders of Private Notes whose certificates (the “Certificates”) for such Private Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Private Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed delivery procedures” in the Prospectus.

As used in this Letter of Transmittal, the term “holder” with respect to the Exchange Offer (as defined below) means any person in whose name Private Notes are registered on the books of Associated Materials, LLC, a Delaware limited liability company, and AMH New Finance, Inc., a Delaware corporation (together, the “Company”), or, with respect to interests in the Private Notes held by DTC, any DTC participant listed in an official DTC proxy. The undersigned has completed, signed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Private Notes must complete this Letter of Transmittal in its entirety.

SEE INSTRUCTION 1 BELOW. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. BENEFICIAL OWNERS OF OUTSTANDING NOTES SEE INSTRUCTION 10 (QUESTIONS AND REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES).

The undersigned hereby acknowledges receipt of the Prospectus dated                     , 2013 (as amended or supplemented from time to time, the “Prospectus”) of the Company and certain of the Company’s subsidiaries (the “Guarantors”) and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange up to $100,000,000 aggregate principal amount of 9.125% Senior Secured Notes due 2017 issued by the Company that have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “Exchange Notes”), for any and all of the outstanding 9.125% Senior Secured Notes due 2017 of the Company that were originally issued and sold pursuant to a private offering on May 1, 2013 (the “Private Notes”).

For each Private Note accepted for exchange, the holder of such Private Note will receive an Exchange Note having a principal amount equal to that of the surrendered Private Note. The Exchange Notes will accrue interest at a rate of 9.125% per annum from May 1, 2013 or the most recent date on which interest has been paid on the Private Notes until maturity, and interest will be payable semi-annually on May 1 and November 1 of each year, commencing on November 1, 2013.

The Company reserves the right, in accordance with applicable law, at any time: (i) to delay the acceptance for exchange of any Private Notes (only in the case that the Company amends or extends the Exchange Offer); (ii) to extend or terminate the Exchange Offer if the Company determines that any of the conditions to the Exchange Offer have not occurred or have not been satisfied by giving written notice of such delay, extension or termination to the Exchange Agent; (iii) to keep all Private Notes tendered other than those Private Notes properly withdrawn in the event of an extension of the Exchange Offer; and (iv) subject to the terms of the Registration Rights Agreement (as defined below), to amend the terms of the Exchange Offer in any manner. In the event of a material change in the Exchange Offer, including the waiver of a material condition, the Company will extend the offer period, if necessary, so that at least five business days remain in such offer period following notice of the material change. Any delay in acceptance, extension, termination or amendment will be followed as promptly as practicable by written notice to the registered holders of the Private Notes. If the Company amends the Exchange Offer in a manner that it determines to constitute a material change, it will promptly disclose the amendment in a manner reasonably calculated to inform the holders of applicable Private Notes of that amendment. In the case of any extension, an announcement will be made no later than 9:00 a.m. (New York City time) on the next business day after the previously scheduled Expiration Date.

Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS

AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

SEE INSTRUCTION 10 BELOW.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS

CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Private Notes to which this Letter of Transmittal relates. If the space below is inadequate, the Certificate or registration numbers and principal amounts of Private Notes should be listed on a separately signed schedule affixed hereto.

All Tendering Holders Complete Box 1:

Box 1 Description of Private Notes Tendered Herewith
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	Certificate or Registration Number(s) of Private Notes*	Aggregate Principal Amount Represented by Private Notes	Aggregate Principal Amount of Private Notes Being Tendered**

Total:

*  Need not be completed by book-entry holders (see below).

**  The minimum permitted tender is $2,000 in principal amount. All tenders must also be in integral multiples of $1,000 in principal amount. Unless otherwise indicated in this column, or delivered to the Exchange Agent herewith, the holder will be deemed to have tendered the full aggregate principal amount represented by such Private Notes. See Instruction 4 below.

Box 2 Book-Entry

☐ CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Holders of Private Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute the tender through DTC’s Automated Tender Offer Program (“ATOP”) for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Private Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Private Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an

Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

Box 3 Notice of Guaranteed Delivery (See Instruction 2 below)

☐ CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Name of Eligible Guarantor Institution that Guaranteed Delivery:

Date of Eligible Guarantor Execution of Notice of Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Box 4 Return of Non-Exchanged Private Notes Tendered by Book-Entry Transfer

☐ CHECK HERE IF OUTSTANDING NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

Box 5 Participating Broker-Dealer

☐       CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. PROVIDE THE NAME OF THE INDIVIDUAL WHO SHOULD RECEIVE, ON BEHALF OF THE HOLDER, ADDITIONAL COPIES OF THE PROSPECTUS, AND AMENDMENTS AND SUPPLEMENTS THERETO, AND ANY NOTICES TO SUSPEND AND RESUME USE OF THE PROSPECTUS.

Name:

Address:

Telephone No.:

Facsimile No.:

If the undersigned is not a broker-dealer, the undersigned represents that it is not an “affiliate” within the meaning of Rule 405 of the Securities Act, it has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act, it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes and it is acquiring the Exchange Notes in the ordinary course of its business. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes, it represents that the Private Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that (i) it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act, and (ii) it has not entered into any arrangement or understanding with the Company or any of the Company’s affiliates to distribute the Exchange Notes. A broker-dealer may not participate in the Exchange Offer with respect to Private Notes acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Private Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the Private Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Private Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Private Notes as are being tendered herewith.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company, in connection with the Exchange Offer) with respect to the tendered Private Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Private Notes, or transfer ownership of such Private Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (2) present and deliver such Private Notes for transfer on the books of the Company and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Private Notes, all in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Private Notes tendered hereby, (b) when such tendered Private Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Private Notes tendered for exchange are not subject to any adverse claims or proxies when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Private Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Private Notes nor any such other person is engaged in, or intends to engage in, a distribution of such Exchange Notes within the meaning of the Securities Act, or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Private Notes nor any such other person is an “affiliate,” as such term is defined in Rule 405 under the Securities Act, of the Company or any Guarantor. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

The undersigned also acknowledges that this Exchange Offer is being made based on the Company’s understanding of an interpretation by the staff of the United States Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling dated July 2, 1993, or similar no-action letters, that the Exchange Notes issued in exchange for the Private Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If a holder of the Private Notes is an affiliate of the Company, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in, or intends to engage in, a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Private Notes, it represents that the Private Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, sign and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Private Notes. The undersigned further agrees that acceptance of any and all validly tendered Private Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement, dated as of May 1, 2013, by and among the Company and Deutsche Bank Securities Inc. (the “Registration Rights Agreement”), as representative of the several initial purchasers of the Private Notes, and that the Company shall have no further obligations or liabilities thereunder except as provided in Section 5 of such agreement. The undersigned will comply with its obligations under the Registration Rights Agreement.

The Exchange Offer is subject to certain conditions as set forth in “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus. The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Private Notes tendered hereby and, in such event, the Private Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the Expiration Date if any of the conditions set forth in “The Exchange Offer—Conditions to the Exchange Offer” occur.

All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Tendered Private Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Registration Instructions” (Box 6) below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing the Private Notes for any Private Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Private Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions” (Box 7) below, please send the Exchange Notes (and, if applicable, substitute certificates representing the Private Notes for any Private Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Private Notes Tendered Herewith” (Box 1).

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREWITH” (BOX 1) ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

Box 6

Special Registration Instructions

(See Instructions 1, 5 and 6 below)

To be completed ONLY if Certificates for the Private Notes not tendered and/or certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Private Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above, or if the Private Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained by DTC other than the account indicated above.

Box 7

Special Delivery Instructions

(See Instructions 1, 5 and 6 below)

To be completed ONLY if Certificates for the Private Notes not tendered and/or certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Private Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Issue:	☐ PrivateNotes not tendered to:	Issue:	☐ PrivateNotes not tendered to:
	☐ ExchangeNotes to:		☐ ExchangeNotes to:

Name(s)		Name(s)
(Please Print or Type)		(Please Print or Type)
Address:		Address:

(Include Zip Code)		(Include Zip Code)

Daytime Area Code and Telephone Number.

Taxpayer Identification or Social Security Number

(See Substitute Form W-9)

☐  Credit unexchanged Private Notes delivered by book-entry to the DTC account set forth below.

(DTC Account Number, if applicable)

Daytime Area Code and Telephone Number. Taxpayer Identification or Social Security Number (See Substitute Form W-9)

Box 8

PLEASE SIGN HERE

Tendering Holders Sign Here

In Addition, Complete Substitute Form W-9 (or applicable Form W-8) — See Box 9 and “Important Tax Information” below

Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Private Notes) of the Private Notes exactly as their names(s) appear(s) on the Private Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 5 below.

Signature of registered holder(s) or

Authorized Signatory(ies):

Date:

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

SIGNATURE GUARANTEE (If Required — See Instruction 5 Below)

Signature(s) Guaranteed by

an Eligible Guarantor Institution:
(Authorized Signature)

(Title)

(Name and Firm)

(Address of Firm, Include Zip Code)

Date:

Area Code and Telephone Number:

Tax Identification or Social Security Number:

Box 9 PAYER’S NAME: Associated Materials, LLC and AMH New Finance, Inc.
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 1 — Enter your TIN. For individuals, this is your social security number. For other entities, it is your employer identification number.	Social Security Number OR
	Part 2 — If you are exempt from backup withholding, check here. Exempt from backup withholding ☐	Employer Identification Number

Part 3

Certification — Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)  I am a U.S. person (including a U.S. resident alien).

Part 3 — Awaiting TIN ☐

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

g	The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Name	(First, middle, last; if joint names, list both and circle the name of the person or entity whose number you enter in)

Sign Here
Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

SIGNATURE	DATE

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the Social Security number of —
1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4. a. Theusual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)
b. So-calledtrust that is not a legal or valid trust under state law	The actual owner (1)

5. Sole proprietorship or disregarded entity not owned by an individual	The owner (3)

For this type of account:	Give the Employer Identification number of —
6. Disregarded entity not owned by an individual	The owner

7. A valid trust, estate, or pension trust	The legal entity (4)
8. Corporate or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization

10. Partnership or multi- member LLC	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.
•	An international organization or any agency or instrumentality thereof.
•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A middleman known in the investment community as a nominee or custodian.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A foreign central bank of issue.
•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) payments made by an ESOP.

Payment of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding, For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice.—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)  Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)  Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

General

Please do not send Certificates for Private Notes directly to the Company. Your Certificates for Private Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1.	Delivery of this Letter of Transmittal and Certificates.

This Letter of Transmittal is to be completed by holders of Private Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC whose name appears on a security position listing as the holder of such Private Notes) if either (a) Certificates for such Private Notes are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer —Book-Entry Delivery Procedures” in the Prospectus and an Agent’s Message (as defined below) is not delivered. The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant. Certificates representing the tendered Private Notes, or timely confirmation of a book-entry transfer of such Private Notes into the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal, or a facsimile hereof (or, in the case of a book-entry transfer, an Agent’s Message), a substitute Form W-9 or Form W-8BEN (or other applicable Form W-8) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

2.	Guaranteed Delivery Procedures.

Holders who wish to tender their Private Notes and (a) whose Private Notes are not immediately available or (b) who cannot deliver their Private Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (c) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may effect a tender by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer —Guaranteed Delivery Procedures” in the Prospectus and by completing the box entitled “Notice of Guaranteed Delivery” (Box 3) above. Pursuant to these procedures, holders may tender their Private Notes if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) a properly completed and signed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal is delivered to the Exchange Agent on or before the Expiration Date (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Private Notes, the registered number(s) of such Private Notes and the amount of Private Notes tendered, stating that the tender is being made thereby; and (iii) the Certificates or a confirmation of book-entry transfer and a properly completed and signed Letter of Transmittal is delivered to the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. The Notice of Guaranteed Delivery may be delivered by hand, facsimile or mail to the Exchange Agent, and a guarantee by an Eligible Guarantor Institution must be included in the form described in the notice.

Any holder who wishes to tender Private Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Private

Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder of Private Notes, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

Guarantee of Signatures

No signature guarantee on this Letter of Transmittal is required if:

(i)	this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Private Notes) of Private Notes tendered herewith, unless such holder(s) has (have) completed either the box entitled “Special Registration Instructions” (Box 6) or “Special Delivery Instructions” (Box 7) above; or

(ii)	such Private Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) in Box 8 on this Letter of Transmittal. See Instruction 5 below.

Inadequate Space

If the space provided in the box entitled “Description of Private Notes Tendered Herewith” (Box 1) is inadequate, the Certificate or registration number(s) and/or the principal amount of Private Notes and any other required information should be listed on a separate, signed schedule and attached to this Letter of Transmittal.

3.	Beneficial Owner Instructions.

Only a holder of Private Notes (i.e., a person in whose name Private Notes are registered on the books of the registrar or, with respect to interests in the Private Notes held by DTC, a DTC participant listed in an official DTC proxy), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Private Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the “Instructions to Registered Holder and/or DTC Participant from Beneficial Owner” form accompanying this Letter of Transmittal.

4.	Partial Tenders; Withdrawals.

Tenders of Private Notes will be accepted only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of Private Notes evidenced by a submitted Certificate is tendered, the tendering holder(s) should fill in the aggregate principal amount tendered in the column entitled “Aggregate Principal Amount of Private Notes Being Tendered” in Box 1 above. A newly issued Certificate for the principal amount of Private Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Private Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

Private Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Private Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at the address set forth on the first page hereof. Any such notice of withdrawal must (i) specify the name of the person having deposited the Private Notes to be withdrawn (the “Depositor”), (ii) identify the Private Notes to be withdrawn (including the registration number(s) and principal amount of such Private Notes, or, in the case of Private Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Private Notes register the transfer of such Private Notes in the name of the person withdrawing the tender, (iv) specify the name in which any such Private Notes are to be registered, if different from that of the Depositor, and (v) include a statement that the Depositor is withdrawing its election to have such Private Notes exchanged. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Private Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Private Notes so withdrawn are validly re-tendered. Any Private Notes that have been tendered but that are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Private Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures described above, such Private Notes will be credited to an account with DTC specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Private Notes may be retendered by following one of the procedures set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes” in the Prospectus at any time prior to the Expiration Date.

Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

5.	Signature on Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Private Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the Certificates without alteration, addition, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Private Notes.

If any of the Private Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Private Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Private Notes.

If this Letter of Transmittal is signed by the registered holder(s) of Private Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security position listing as the owner of the Private Notes) listed and tendered hereby, no endorsements of the tendered Private Notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder(s) (or acting holder(s)) must either properly endorse the Private Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on the Private Notes), with the signature on the Private Notes or bond power guaranteed by an Eligible Guarantor Institution (except where the Private Notes are tendered for the account of an Eligible Guarantor Institution).

If this Letter of Transmittal, any Certificates, bond powers or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, in its sole discretion, must submit proper evidence satisfactory to the Company, of such persons’ authority to so act.

Endorsements on Certificates for the Private Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by a firm that is a member of the Security Transfer Agent Medallion Signature Program or by any other “Eligible Guarantor Institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Guarantor Institution, provided the Private Notes are tendered: (i) by a registered holder of the Private Notes (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the owner of such Private Notes) tendered who has not completed the box entitled “Special Registration Instructions” (Box 6) or the box entitled “Special Delivery Instructions” (Box 7) on this Letter of Transmittal or (ii) for the account of an Eligible Guarantor Institution.

6.	Special Registration and Delivery Instructions.

Tendering holders should indicate, in the applicable Box 6 or Box 7, the name and address in/to which the Exchange Notes and/or substitute certificates evidencing Private Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box. A holder tendering the Private Notes by book-entry transfer may request that the Private Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereof (See Box 4).

If no instructions are given, the Exchange Notes (and any Private Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder’s account at DTC.

7.	Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Private Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed because Exchange Notes are delivered or issued in the name of a person other than the registered holder or if a transfer tax is imposed for any other reason other than the transfer and exchange of Private Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to the tendering holder by the Exchange Agent.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Private Notes listed in the Letter of Transmittal.

8.	Waiver of Conditions.

The Company reserves the right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9.	Mutilated, Lost, Stolen or Destroyed Private Notes.

Any holder whose Private Notes have been mutilated, lost, stolen or destroyed should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been completed.

10.	Questions and Request for Assistance or Additional Copies.

Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

11.	Validity and Form; No Conditional Tenders; No Notice of Irregularities.

All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Private Notes and withdrawal of tendered Private Notes will be determined by the Company in its sole discretion, which determination will be final and binding. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Private Notes for exchange. The Company also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Private Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Private Notes, neither the Company, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Private Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Private Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder as soon as practicable following the Expiration Date.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a holder tendering Private Notes whose Private Notes are accepted for exchange may be subject to backup withholding unless the holder provides either (i) such holder’s correct taxpayer identification (“TIN”) on the Substitute Form W-9 above, certifying (A) that the TIN provided on Substitute Form W-9 is correct, (B) that the holder of Private Notes is not subject to backup withholding because (x) such holder of Private Notes is exempt from backup withholding, (y) such holder of Private Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Private Notes that he or she is no longer subject to backup withholding and (C) that the holder of Private Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding (as described below). If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to certain penalties imposed by the Internal Revenue Service and any reportable payments that are made to such holder may be subject to backup withholding (see below).

Certain holders (including, among others, corporations and certain foreign holders) are not subject to these backup withholding and reporting requirements. However, exempt holders of Private Notes should indicate their exempt status on Substitute Form W-9 or Form W-8BEN (or other applicable Form W-8). For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign holder to qualify as an exempt recipient, that holder must submit a statement, signed under penalty of perjury, attesting to that holder’s exempt status on Form W-8BEN (or other applicable Form W-8). Forms for such statements can be obtained from the Exchange Agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any reportable payments to be made to the holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided the required information is furnished. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

A holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the surrendering holder of Private Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Private Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 28% of all reportable payments made prior to the time a properly certified TIN is provided to the Paying Agent. The holder of Private Notes is required to give to the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Private Notes. If the Private Notes are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.